SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Sept. 6, 2007

Date of Report

August 31, 2007

(Date of earliest event reported)

AIMS™ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-86711	87-0567854
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

10400 Eaton Place, Suite 203, Fairfax, VA  22030

(Address of principal executive offices, including zip code)

703-621-3875

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02

Appointment of Directors

On August 31, 2007, the Company appointed two directors to fill vacancies on the Board of Directors.  Following is a biography of each newly appointed director.

Herbert I. London, age 68.  Since 1997, Dr. London has served as president of the Hudson Instituted, a world-renowned think-tank in Washington, D.C.  He is professor emeritus and the former John M. Olin Professor of Humanities at New York University.  He was responsible for creating the Gallatin School of Individualized Study in 197 and was its dean until 1992.  Dr. London is a 1960 graduate of Columbia University and received his Ph.D. from New York University in 1966.

Dr. London is a noted social critic whose work has appeared in every major newspaper and journal in the country, including such diverse publications as Commentary, National Review, American Spectator, Wall Street Journal, Fortune, Washington Times, New York Magazine, New York Times, Christian Science Monitor, Modern Age, Los Angeles Times, Washington Post, Orbis, Encounter, Forbes, and The New Criterion. He is the author and editor of twenty-one books and two plays “My Most Embarrassing Moment” and “A Love That Cannot Speak Its Name.”

In addition to Dr. London's television program, "Myths that Rule America," he created a 47-part CBS series entitled "The American Character."  He has been a guest lecturer on many major radio and television news programs and at colleges and universities and has appeared as co-host on the popular CNN program, "Crossfire." He is the former chairman of the National Association of Scholars, is the erstwhile editor of Academic Questions. Dr. London was executive producer of “Rodney King Incident.” He is presently a syndicated columnist with Knight-Ridder and was formerly syndicated by Bridge News. He is a contributing editor for St. Croix Review and American Arts Quarterly. Dr. London wrote a monthly newsletter called The London Letter and a nationally syndicated column for King Features.

Dr. London is listed in the Outstanding People of the 21st Century; Directory of Distinguished Americans; Who's Who in Education; Who's Who in the East; Men of Distinction; Who's Who in America, Kingston’s National Registry of Who’s Who, and 2000 Outstanding Intellectuals of the 21st Century. He is a recipient of honorary degrees from the University of Aix-Marseille, 1983 and Grove City College, 1993. He has received a Presidential Citation from N.Y.U., is a recipient of the National Pro-Am Achievement Award, was the 1996 recipient of the Martin Luther King Award from the Congress of Racial Equality for Citizenship Achievement, was the 1997 recipient of the Jacques Maritain Society Award, was the first recipient of the Peter Shaw Award for his exemplary writing on higher education and American intellectual culture, was awarded the Templeton Honor Roll Award in 1997 as one of the nation's exemplary professors. In 2000, he received the Ellis Island Medal of Honor, in 2001 the American Jewish Congress Award and in 2002 the Liberty and Media Award.

London currently sits on the Hudson Institute Board of Directors; the Board of Directors of the National Chamber Foundation; the Board of Directors of the International Transportation Systems; the Board of Trustees for Merrill Lynch Assets Management, the Board of Advisors for Cerego, the Board of Directors for InnoCentive and Reflex Security Inc., the Board of Directors for the American Jewish Congress; the Board of Advisors for Grantham University; the Board of Directors for AIMS Worldwide, Inc.; the Board of Directors for Vigilant Research; the Board of Directors of the Coalition for a Secure Driver’s License; the Board of Directors of the National Association for Industry-Education Cooperation, the Board of Trustees of Rose-Hulman Institute of Technology, the Board of Advisors of the Foundation for Individual Rights in Education, Inc., the Editorial Advisory Board for the Texas Education Review, and is a member of the Council on Foreign Relations, New York City Cultural Affairs Commission, American History and Civics Advisory Board, and the International Institute of Strategic Studies.

He formerly served on the Board of Governors at St. John's College and the Board of Overseers at the Center for Naval Analyses. He is an affiliated professor at the University of Haifa in Israel and also Vice Chair of the American Jewish Congress - Council for World Jewry. And he is a member of the Union League Club.

Thomas W. Cady, age 52.  Tom Cady currently serves as the Chairman of AIMS Interactive and works with various technology companies on their product, market, distribution and funding initiatives.

Mr. Cady is a senior executive with an extensive background in the information technology industry. Mr. Cady has in-depth general management experience, with expertise in marketing and sales leadership developed over twenty-seven years in both corporate and entrepreneurial environments. His career began with a strong foundation built at Xerox and IBM, where he continuously progressed through positions of increased responsibility in sales, marketing and general management.

More recently, Mr. Cady spent several years in the broadband communications industry, serving as Chief Marketing Officer for XO Communications and Adelphia Communications, President/ COO & co-founder of BroadStreet Communications, and President & CEO of two early stage software companies focused on broadband service providers.

2006/7	XO/President/Reston, VA
2005	Camiant/CEO/Boston, MA
2004	XO/CMO/Reston, VA
2002/3	Sotas/CEO/Gaithersburg, MD

Mr. Cady holds a B.S. degree in Business Administration from Virginia Tech and an MBA from the University of Richmond.

Safe Harbor Statement

All statements other than statements of historical fact included in this document are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and other similar expressions as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. These statements are not a guarantee of future performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph. The Company has no intention, and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. Further information may be obtained at the Company's Internet site: http://www.aimsworldwide.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIMS™ WORLDWIDE, INC.

Date:  Sept. 6, 2007

By:/s/ Gerald Garcia, Jr.

Gerald Garcia, Jr.

President and Chief Executive Officer

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